UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009

Watson Wyatt Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16159	52-2211537
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

901 N. Glebe Road
Arlington, Virginia	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 258-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

In a joint press release dated December 4, 2009, Towers, Perrin, Forster & Crosby, Inc. and Watson Wyatt Worldwide, Inc. announced that they have been granted conditional clearance from the European Commission to allow the parties to proceed with their merger to form Towers Watson & Co. (currently known as Jupiter Saturn Holding Company).  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits

(c)	Exhibits.	The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press release dated December 4, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATSON WYATT WORLDWIDE, INC.
(Registrant)

Date: December 4, 2009	By:	/s/ Walter W. Bardenwerper
	Name:	Walter W. Bardenwerper
	Title:	Vice President and General Counsel

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